UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2007

GoldMountain Exploration Corporation
(Exact name of Registrant as specified in its charter)

Nevada	000-51594	98-0455906
(State or other jurisdiction	(Commission	(IRS Employer of incorporation)
File Number)	Identification No.)

30-70 East Beaver Creek Rd., Richmond Hill, Ontario, Canada L4B 3B2
(Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code: (905) 882-7044

  Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01.	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

Effective July 30, 2007, the client auditor relationship between GoldMountain Exploration Corporation (the "Company") and Telford Sadovnick, P.L.L.C., Certified Public Accountants ("Telford") was terminated as Telford Sadovnick, P.L.L.C. was dismissed by the Company. Effective August 1, 2007, the Company engaged GLO CPAs, LLP, Certified Public Accountants ("GLO") as its principal independent public accountant for the fiscal year ended March 31, 2008. The decision to change accountants was recommended, approved and ratified by the Company's Board of Directors effective July 27, 2007.

Telford's report on the financial statements of the Company for the fiscal years ended March 31, 2006 and March 31, 2007, and any later interim period, including the interim period up to and including the date the relationship with Telford ceased, did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles except for concerns about the Company's ability to continue as a going concern.

In connection with the audit of the Company's fiscal years ended March 31, 2006 and March 31, 2007, and any later interim period, including the interim period up to and including the date the relationship with Telford ceased, there were no disagreements between Telford and the Company on a matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Telford would have caused Telford to make reference to the subject matter of the disagreement in connection with its report on the Company's financial statements.

There have been no reportable events as provided in Item 304(a)(iv) of Regulation S-B during the Company's fiscal years ended March 31, 2006 and March 31, 2007, and any later interim period, including the interim period up to and including the date the relationship with Telford ceased.

The Company has authorized Telford to respond fully to any inquiries of any new auditors hired by the Company relating to their engagement as the Company's independent accountant. The Company has requested that Telford review the disclosure and Telford has been given an opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respect in which it does not agree with the statements made by the Company herein. Such letter will be filed by amendment as an exhibit to this Report.

The Company has not previously consulted with GLO regarding either (i) the application of accounting principles to a specific completed or contemplated transaction; (ii) the type of audit opinion that might be rendered on the Company's financial statements; or (iii) a reportable event (as provided in Item 304(a)(iv)(B) of Regulation S-B) during the Company's fiscal years ended March 31, 2006 and March 31, 2007, and any later interim period, including the interim period up to and including the date the relationship with Telford ceased. GLO has reviewed the disclosure required by Item 304 (a) before it was filed with the Commission and has been provided an opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respects in which it does not agree with the statements made by the Company in response to Item 304 (a). GLO did not furnish a letter to the Commission.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number	Description of Exhibit

16.1*	Letter from Telford Sadovnick, P.L.L.C.

* Will be filed in an amended Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GoldMountain Exploration Corporation

Date: August 17, 2007
By: /s/ Adam R. Cegielski
Adam R. Cegielski
Chief Executive Officer